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                                                                   EXHIBIT 10.23

                            WMX TECHNOLOGIES, INC.

                            1992 STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS
                 As Amended and Restated as of January 1, 1997


1. STATEMENT OF PURPOSE. The principal purpose of this Stock Option Plan for Non-Employee Directors (the "Plan") is to benefit WMX TECHNOLOGIES, INC. (the "Company") and its subsidiaries through offering its directors who are not officers or full-time employees of the Company or any of its subsidiaries a favorable opportunity to become holders of stock in the Company, thereby giving them a stake in the growth and prosperity of the Company, in order to enable them to represent the viewpoint of other stockholders of the Company more effectively and to encourage them to continue serving as directors of the Company.

2. ADMINISTRATION. The Plan shall be administered by the Board of Directors, whose interpretation of the terms and provisions of the Plan and whose determination of matters pertaining to options granted under the Plan shall be final and conclusive.

3. ELIGIBILITY. Options shall be granted under this Plan only to members of the Board of Directors who are not officers or full-time employees of the Company or any of its subsidiaries (each such director receiving options granted under the Plan and each other person entitled to exercise an option granted under the Plan is referred to herein as an "Optionee," provided that the term "Optionee" shall not include "Option Transferees," as defined in Section 9 hereof). No person who is the holder of an option granted under the Waste Management, Inc. 1981 Stock Option Plan for Non-Employee Directors, the Waste Management, Inc. 1982 Stock Option Plan, the WMX Technologies, Inc. 1992 Stock Option Plan or the WMX Technologies, Inc. 1997 Equity Incentive Plan or who has purchased shares upon the exercise of such an option shall be eligible for a grant of options under this Plan.

4. GRANTING OF OPTIONS. (a) An option under which a total of 3,000 shares of the common stock of the Company may be purchased from the Company shall be automatically granted to each director of the Company who is not a director of the Company as of January 1, 1997 upon his or her initial election or appointment as a director of the Company after January 1, 1997 and again on each of the first four anniversaries of his or her initial election or appointment, provided such director is eligible under the terms of the Plan to be granted such options, and provided further no person shall be granted options to acquire more than 15,000 shares pursuant to this Plan. The aggregate number of shares which shall be available to be so optioned under this Plan shall be 150,000 shares. Such number of shares, and the number of shares subject to options outstanding under the Plan, shall be subject in all cases to adjustment as provided in Paragraph 10 hereof. No option shall be granted under the Plan subsequent to January 1, 2002.

    (b) Notwithstanding any of the foregoing to the contrary, in the event an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned. Shares subject to options may be made available from unissued or reacquired shares of common stock.


    (c) Nothing contained in the Plan or in any option granted pursuant thereto shall in itself confer upon any Optionee any right to continue serving as a director of the Company or interfere in any way with any right of the Board of Directors or stockholders of the Company to remove such director pursuant to the restated certificate of incorporation or by-laws of the Company or applicable law.

5. OPTION PRICE. Subject to adjustment under Paragraph 10 hereof, the option price shall be the fair market value, on the date as of which the option is granted, of the stock subject to the option, which shall be, for purposes of this Paragraph, the average of the closing sales prices of the Company's
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common stock on the New York Stock Exchange Composite Tape (as reported in The
Wall Street Journal, Midwest Edition) on each of the five trading days immediately preceding the date as of which the option is granted.

6. DURATION OF OPTIONS. Subject to the provisions of Paragraph 8 hereof, each option shall be for a term of ten years. Each option shall become exercisable on the first anniversary of the date of grant.

7. EXERCISE OF OPTION. (a) An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash, by check, by a promissory note in the form specified by the Company and payable to the Company 15 business days after the date of exercise of the option, by shares of the Company's common stock or by a combination of these methods of payment. For this purpose, the per share value of the Company's common stock shall be the fair market value on the date of exercise (or if the date of exercise is not a trading day on the trading day next preceding the date of exercise), which shall be, for purposes of this Paragraph, the average of the highest and lowest sales prices of the Company's common stock on the New York Stock Exchange Composite Tape (as reported in The Wall Street Journal, Midwest Edition) on such date.

    (b) At the time of any exercise of any option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or his or her heirs, legatees or legal representatives, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee upon his or her exercise of part or all of the option and a stop transfer order may be placed with the transfer agent. Each option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state, federal or foreign law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

8. TERMINATION--EXERCISE THEREAFTER. (a) In the event an Optionee ceases to be a director of the Company for any reason other than death, permanent disability, resignation or retirement, such Optionee's option, and any options transferred to an Option Transferee by such Optionee, shall expire and all rights to purchase shares pursuant thereto shall terminate immediately.

    (b) In the event of death or permanent disability (as that term is defined in the Social Security Act, as now in effect or as it shall be subsequently amended), the option may be exercised in full, without regard to any times of exercise established under Paragraph 6 hereof, by the Optionee (or, if the Optionee is not living, by the Optionee's heirs, legatees, or legal representatives, as the case may be,) or the Option Transferee during its specified term. In the event of resignation or retirement, the option may be exercised by the Optionee (or, if the Optionee dies within three years after such termination, by the Optionee's heirs, legatees, or legal representatives, as the case may be,) or the Option Transferee at any time during its specified term prior to three years after the date of such resignation or retirement, but only to the extent the option was exercisable at the date of such resignation or retirement.

9. NON-TRANSFERABILITY OF OPTIONS. No option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution and each option shall be exercisable during an Optionee's lifetime only by the Optionee or the Optionee's legal representative; provided that the Board of Directors or any authorized committee thereof may (i) grant options that are transferable, without payment of consideration, to immediate family members of the Optionee or to trusts or partnerships for

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such family members or to charitable organizations (each an "Option
Transferee"), subject to such procedures as the Company deems appropriate for administration and (ii) amend outstanding options to provide for such transferability.

10. ADJUSTMENT. The number of shares subject to the Plan and to options granted under the Plan shall be adjusted as follows: (a) in the event that the Company's outstanding common stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to options granted thereunder shall be proportionately adjusted, (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Board of Directors, for each share of common stock then subject to the Plan and for each share of common stock then subject to an option granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of common stock of the Company will be entitled pursuant to the transaction, and (c) in the event of any other relevant change in the capitalization of the Company, the Board of Directors shall provide for an equitable adjustment in the number of shares of common stock then subject to the Plan and to each share of common stock then subject to an option granted under the Plan. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted.

11. CHANGE IN CONTROL. (a) Any option granted under the Plan prior to the date of a "Change in Control" shall be immediately exercisable in full on such date, without regard to any times of exercise established under Paragraph 6 hereof. The term "Change in Control" shall mean the occurrence, at any time during the specified term of an option granted under the Plan, of any of the following events:

    (i) The Company is merged or consolidated or reorganized into or with another corporation or other legal person (an "Acquiror") and as a result of such merger, consolidation or reorganization less than 75% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such merger, consolidation or reorganization, other than the Acquiror or any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

    (ii) The Company sells all or substantially all of its business and/or assets to an Acquiror, of which less than 75% of the outstanding voting securities or other capital interests are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such sale, other than any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

     (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person or group (as the terms "person" and "group" are used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act and the rules and regulations promulgated thereunder) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of the Company; or

     (iv) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director of the Company was approved by a vote of at least two-thirds of such

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    directors of the Company then still in office who were directors of the
    Company at the beginning of any such period.

    (b) Notwithstanding any other provisions in the Plan, prior to the passage of one year from and after any Change in Control, each Optionee or Option Transferee shall have the right to require the Company (or, if the Company is not the survivor of a merger, consolidation or reorganization with an Acquiror, the Acquiror) to purchase from him or her any or all unexercised options granted under the Plan at a purchase price equal to (i) the excess of the fair market value per share over the option price multiplied by (ii) the number of option shares specified by the Optionee for purchase in a written notice to the Company (or, if the Company is not the survivor of a merger, consolidation or reorganization with an Acquiror, the Acquiror), attention of the Secretary.

    (c) For purposes of Paragraph 11(b) above, "fair market value per share" shall mean (i) except in the case of a merger, consolidation or reorganization with an Acquiror in which the Company is not the survivor (a "Termination Merger") the higher of (A) the average of the highest sales price per share of the Company's common stock on the New York Stock Exchange Composite Tape (as reported in The Wall Street Journal, Midwest Edition) (or, if the Company's common stock is not then traded on the New York Stock Exchange, on the principal market where such common stock is actively traded) on each of the five trading days immediately preceding the date the Optionee so notifies the Company or (B) the average of the highest sales price per share of the Company's common stock on the New York Stock Exchange Composite Tape (as reported in The Wall Street Journal, Midwest Edition) (or if the Company's common stock is not then traded on the New York Stock Exchange, on the principal market where such common stock is actively traded) on each of the five trading days immediately preceding the date of the Change in Control, and (ii) in the case of a Termination Merger, the higher of (C) the fair market value of the consideration receivable per share by holders of common stock of the Company in such Termination Merger, which fair market value as to any securities included in such consideration shall be the average of the highest sales price per unit of such security on the New York Stock Exchange Composite Tape (as reported in The Wall Street Journal, Midwest Edition) (or if such security is not traded on the New York Stock Exchange, the principal market where such security is actively traded) on each of the five trading days immediately preceding the date of the Termination Merger or (D) the amount determined pursuant to clause (c)(i)(B) of this Paragraph 11. The amount payable to each Optionee by the Company or Acquiror, as the case may be, shall be in cash or by certified check.

12. AMENDMENT OF PLAN. The Board of Directors of the Company or any authorized committee thereof may amend or discontinue the Plan at any time, provided, however, that the Plan may not be amended more than once every six months except to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules and regulations under each, and provided further, that no such amendment or discontinuance shall (a) without the consent of the Optionee change or impair any option previously granted, or (b) without the approval of the holders of a majority of the shares of voting common stock of the Company which vote in person or by proxy at a duly held stockholders' meeting, (i) increase the maximum number of shares which may be purchased by all eligible directors pursuant to the Plan, (ii) change the purchase price, or
(iii) change the option period or increase the time limitations on the grant of options.

13. EFFECTIVE DATE. The Plan has been adopted and authorized by the Board of Directors for submission to the stockholders of the Company. If the Plan is approved by the affirmative vote of the holders of a majority of the shares of the voting stock of the Company which vote in person or by proxy at a duly held stockholders' meeting it shall be deemed to have become effective as of January 1, 1992. Options may be granted under the Plan prior, but subject, to approval of the Plan by stockholders of the Company and, in each such case, the date of grant shall be determined without reference to the date of approval of the Plan by the stockholders of the Company.

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